Exhibit Number 10.4


                       Third Amendment to Credit Agreement

                           THIRD AMENDMENT AND WAIVER


                  THIRD AMENDMENT AND WAIVER (this "Amendment"), dated as of October 31, 1996, among Stant Corporation (the "Borrower") and the lending institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


                  WHEREAS, the Borrower, the Banks and The Chase Manhattan Bank as Agent are parties to the Credit Agreement, dated as of December 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Banks agree to waive and/or amend certain provisions of the Credit Agreement, and the Banks are willing to amend such provisions, subject to and on the terms and conditions set forth herein;


                  NOW THEREFORE, it is agreed:


                  1.       It is hereby agreed that

                  (a) Section 7.16 is waived to the extent necessary to permit Stant, through Epicor Industries, Inc., a Wholly Owned Subsidiary of Stant, to purchase from Witco Corporation or its wholly owned subsidiary, Southwest Petro-Chem, Inc., the business of (i) selling LubriMatic brand lubricating greases and oils and certain related equipment, (ii) manufacturing and selling LubriMatic brand and private-label hand-operated grease guns and certain related equipment and (iii) selling private label greases packaged in cartridges for use with such hand-operated grease guns, without filing UCC financing statements to perfect the Collateral Agent's security interests in any such newly acquired inventory and equipment located anywhere other than in the newly acquired plant in Spencer, Iowa, provided that, no later than 90 days after such acquisition is consummated, all such newly acquired inventory or equipment is transferred to a location in which Stant or any of its Subsidiaries, as the case may be, keep assets in which the Collateral Agent has an existing, perfected security interest;

                  (b) Section 8.05 of the Credit Agreement is waived to the extent necessary to permit the Borrower and its Subsidiaries to transfer up to U.S.$10,000,000 in value of inventory to Trico Canada; and

                  (c) Section 8.10 of the Credit Agreement is waived to the extent necessary to permit Trico and Trico Technologies Corporation to prepay all principal and interest on, and fees owing in respect of, the Indebtedness owing by it to the CIT Group and listed as items D and G on Annex VI to the Credit Agreement.

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                  2.       The Credit Agreement is hereby amended as follows:

                   (a) Section 8.02 is amended by (x) deleting the "and" at the end of clause (iv) thereof; (y) inserting a ";" in lieu of the period at the end of clause (v) thereof; and inserting new clauses (vi) and
         (vii) to read:

                      "(vi) The Canadian wholly owned Foreign  Subsidiary of the
                  Borrower ("Trico Canada") may incur indebtedness to the Borrower and the Subsidiary Guarantors in connection with the transfer of up to U.S. $10,000,000 of inventory from the Borrower and its Subsidiaries to Trico Canada; and

                      (vii) Trico  Latinoamericana  S.A.  ("Trico LA"), a wholly owned Foreign Subsidiary of the Borrower, may incur Indebtedness for working capital and capital expenditure purposes from time to time pursuant to one or more revolving credit or similar agreements, provided that (A) the aggregate principal amount of such Indebtedness at any time outstanding pursuant to this clause (vii), when aggregated with Indebtedness of Trico LA constituting Foreign Intercompany Loans, shall not exceed $6,000,000, (B) such Indebtedness may be secured, but only with the assets of Trico LA and (C) no Person other than Trico LA and either the Borrower or a Subsidiary Guarantor shall have guaranteed or be contingently liable for the repayment of such Indebtedness.";

                  (b)Section 8.05 is amended by (x) deleting the "and" after clause (x) thereof; (y) inserting a "; and" in lieu of the period at the end of clause (xi) thereof; and (z) inserting a new clause (xii) to read:

                      "(xii) the  Borrower and  the  Subsidiary  Guarantors  may
                  transfer assets among themselves.";

                  (c) Section 8.06(i)(B) is amended by (i) inserting an "and" in lieu of the semicolon preceding subclause (y) and (ii) inserting a new subclause (y) in lieu of subclauses (y) and (z) to read:

                      "(y) the indebtedness evidenced thereby  is  permitted  by
         Section 8.02;";

                  (d) Section 8.14(ii) is amended by changing the references to "clause (i)(y)" therein to read "clause (i)"; and

                  (e) Section  10  of   the  Credit   Agreement  is  amended  by
         inserting in the appropriate alphabetical order the following new definitions:

             "Trico Canada" shall have the meaning provided in Section 8.02(vi).

             "Trico LA"  shall  have the meaning provided  in Section 8.02(vii).

                  3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Effective Date (as defined below), both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

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                  4.  This  Amendment  is  limited  as  specified  and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York.

                  7. This Amendment shall become effective as of the date (the "Effective Date") when each of the Borrower and the Required Banks shall have duly executed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

                  8. From and after the Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to such Credit Agreement as modified hereby.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

Address:                                    STANT CORPORATION


                                             By Thomas E. Schmitt
                                               ---------------------------
                                               Name: Thomas E. Schmitt
                                               Title: Senior Vice President -
                                                      Finance and Chief
                                                      Financial Officer


                                               THE CHASE MANHATTAN BANK,
                                               Individually and as Agent


                                             By Rosemary Bradley
                                               --------------------------
                                               Name: Rosemary Bradley
                                               Title: Vice President


                                               BANK OF AMERICA ILLINOIS


                                             By Michael G. Healy
                                               --------------------------
                                               Name: Michael G. Healy
                                               Title: Vice President


                                               BANK OF TOKYO-MITSUBISHI
                                                 TRUST COMPANY

                                             By Paul P. Malecki
                                               --------------------------
                                               Name: Paul P. Malecki
                                               Title: Vice President

                                               BANQUE PARIBAS

                                             By Joli A. Biesel
                                               ---------------------------
                                               Name: Joli A. Biesel
                                               Title: Asst. Vice President

                                             By Peter Toal
                                               ---------------------------
                                               Name: Peter Toal
                                               Title: General Manager


                                               COMERICA BANK


                                             By Philip A. Coosaia
                                               ---------------------------
                                               Name: Philip A. Coosaia
                                               Title: Vice President


                                               CREDIT LYONNAIS CHICAGO
                                                 BRANCH


                                             By Michel Buysschaert
                                               ---------------------------
                                               Name: Michel Buysschaert
                                               Title: Vice President


                                               HARRIS TRUST AND SAVINGS BANK


                                             By Peter Krawchuk
                                               ---------------------------
                                               Name: Peter Krawchuk
                                               Title: Vice President


                                               MANUFACTURERS AND TRADERS
                                                 TRUST COMPANY


                                             By Geoffrey R. Fenn
                                               --------------------------
                                               Name: Geoffrey R. Fenn
                                               Title: Vice President

                                               MARINE MIDLAND BANK


                                             By Hugh McLean
                                               ---------------------------
                                               Name: Hugh McLean
                                               Title: Vice President


                                               MELLON BANK, N.A.


                                             By Reginald T. Overton
                                               ---------------------------
                                               Name: Reginald T. Overton
                                               Title: First Vice President


                                               NATIONAL CITY BANK


                                             By Kevin J. Storlie
                                               ---------------------------
                                               Name: Kevin J. Storlie
                                               Title: Assistant Vice President


                                               NBD BANK, N.A.


                                             By Sandra L. Jackson
                                               ---------------------------
                                               Name: Sandra L. Jackson
                                               Title: Assistant Vice President


                                               SOCIETE GENERALE


                                             By May I. Mallouh
                                               ---------------------------
                                               Name: May I. Mallouh
                                               Title: Vice President


                                               STAR BANK, N.A.


                                             By Douglas V. Wyatt
                                               ---------------------------
                                               Name: Douglas V. Wyatt
                                               Title: Vice President



                                               THE BOATMEN'S NATIONAL BANK
                                                 OF ST. LOUIS


                                             By Stephen J. Miles
                                               ---------------------------
                                               Name: Stephen J. Miles
                                               Title: Corporate Banking Officer


                                               THE FIRST NATIONAL BANK OF
                                                 BOSTON


                                             By Christopher M. Holtz
                                               ---------------------------
                                               Name: Christopher M. Holtz
                                               Title: Vice President


                                               THE LONG-TERM CREDIT BANK OF
                                                 JAPAN, LTD.


                                             By Brady S. Sadek
                                               ---------------------------
                                               Name: Brady S. Sadek
                                               Title: Vice President and Deputy
                                                      General Manager


                                               UNITED STATES NATIONAL BANK
                                                 OF OREGON


                                             By Chris J. Karlin
                                               ---------------------------
                                               Name: Chris J. Karlin
                                               Title: Vice President